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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS



     We hereby consent to the incorporation by reference in this Form 10-K of Tri-County Financial Corporation for the year ended December 31, 1997 of our report dated March 26, 1998, relating to the consolidated financial statements of Tri-County Financial Corporation.


                                                /s/ Stegman & Company



Baltimore, Maryland
March 30, 1998